EXHIBIT 99b


                             PIANCONE GROUP INTERNATIONAL, INC. AND SUBSIDIARIES
                                                            FINANCIAL STATEMENTS

                             PIANCONE GROUP INTERNATIONAL, INC. AND SUBSIDIARIES
                                                   INDEX TO FINANCIAL STATEMENTS


CONSOLIDATED BALANCE SHEETS SEPTEMBER 30, 2006 (UNAUDITED)                     1

CONSOLIDATED STATEMENT OF OPERATIONS NINE MONTHS ENDED SEPTEMBER 30, 2006      2

CONSOLIDATED STATEMENT OF CASH FLOWS                                           3

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY                                 4

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS                                     5



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
              PIANCONE GROUP INTERNATIONAL, INC. AND SUBSIDIAIRIES
                           CONSOLIDATED BALANCE SHEETS
              SEPTEMBER 30, 2006 (UNAUDITED) AND DECEMBER 31, 2005


ASSETS
                                                            2006           2005
                                                         -----------   -----------

Current Assets
Cash                                                     $    52,524   $   240,514
Accounts receivable, less allowance
  for doubtful accounts of $22,577                           978,530       710,510
Inventory                                                    261,307       274,401
Prepaid expenses and deposits                                 91,629       150,356
                                                         -----------   -----------

Total current assets                                       1,383,990     1,375,781

Fixed Assets                                                  26,536       241,956

Other Assets:
Note receivable                                               57,500        65,000
Investment                                                 7,875,000            --
                                                         -----------   -----------

Total Other Assets                                         7,932,500        65,000

Total assets                                             $ 9,343,026   $ 1,682,737
                                                         ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable                                         $ 1,365,217   $   884,614
Accrued expenses                                             429,942       681,906
Loans payable                                                624,708        54,000
Loans from stockholders - current portion                  2,167,522     2,015,174
                                                         -----------   -----------

Total current liabilities                                  4,587,389     3,635,694

Long term liabilities:
Loans from stockholders - net of current portion                  --       307,000

Commitments                                                       --            --

Stockholders' equity (deficit)
Common Stock, $.001 par value, 100,000,000 shares
  authorized; issued and outstanding 19,210,669 and
  14,661,500 respectively                                     19,211        14,662
Additional paid in capital                                 1,035,082       792,173
Comprehensive (Income) Loss                                   11,701       (87,036)
Retained Earnings (Deficit)                                3,689,643    (2,979,756)
                                                         -----------   -----------

Total stockholders' equity (deficit)                       4,755,637    (2,259,957)
                                                         -----------   -----------

Total liabilities and stockholders' equity (deficit)     $ 9,343,026   $ 1,682,737
                                                         ===========   ===========

The accompanying notes to financial statements are an integral part of this statement


                                        1

              PIANCONE GROUP INTERNATIONAL, INC. AND SUBSIDIAIRIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2006


Sales                                                               $ 3,078,760

Cost of sales                                                         2,431,795
                                                                    -----------

Gross profit                                                            646,965

General and administrative expenses                                   1,292,470
                                                                    -----------

Net (Loss) before other income and (expenses) and
   provision for income taxes                                          (645,505)

Other Income (expenses)
Interest Income                                                           1,313
Sale of License                                                       7,875,000
Interest Expense                                                       (561,409)
                                                                    -----------

Net Profit before Provision for Income Taxes                          6,699,399

Provision for income taxes                                                    0

       Net Profit                                                   $ 6,699,399

The accompanying notes to financial statements are an integral part of this statement.


                                        2

              PIANCONE GROUP INTERNATIONAL, INC. AND SUBSIDIAIRIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


Cash flow from operating activities:

       Net Profit                                                   $ 6,669,399
Adjustment to reconcile net profit to net
     cash used in operating activities:
       Depreciation                                                          --
       Sale of license for Stock                                     (7,875,000)
       Shares issued for services                                       286,168
Changes in Assets and Liabilities
       Accounts receivable                                             (268,020)
       Inventory                                                         13,094
       Prepaid expenses and deposits                                     58,727
       other assets                                                       7,500
       Accounts payable                                                 480,603
       Accrued Expenses                                                (251,964)
                                                                    -----------

Net cash (used) for operating activities                               (879,493)

Cash flow from investing activities:
       Disposition of equipment                                         215,420
                                                                    -----------

Cash flow provided from financing activities:
       Increase in Loans Payable                                        570,708
       Payment of Shareholder Loans                                    (154,652)
       Shares issued for indebtedness                                    11,290
       Cancellation of shares                                           (50,000)
                                                                    -----------
Net cash provided by financing activities                               377,346

Effect of exchange rate on cash                                          98,737
                                                                    -----------

Net (decrease) in cash                                                 (187,990)

Cash at beginning of year                                               240,514
                                                                    -----------

Cash at end of period                                               $    52,524
                                                                    ===========

The accompanying notes to financial statements are an integral part of this statement.


                                        3

                              PIANCONE GROUP INTERNATIONAL, INC. AND SUBSIDIAIRIES
                                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                                    FOR NINE MONTHS ENDED SEPTEMBER 30, 2006





                         SHARES          PRICE      TOTAL         APIC            COMP          R/E          TOTAL

Balance 12/31/2005     14,661,500        0.001     14,662        792,173        (87,036)    (2,979,756)    (2,259,957)

Shares Issued           5,549,169        0.001      5,549        291,909                                      297,458

Shares redeemed        (1,000,000)       0.001     (1,000)       (49,000)                                     (50,000)

Currency Adjustment                                                              98,737                        98,737

Net Profit                                                                                   6,669,399      6,669,399

Balance 9/30/06        19,210,669        0.001     19,211      1,035,082         11,701      3,689,643      4,755,637

The accompanying notes to financial statements are an integral part of this statement



                                                        4

              PIANCONE GROUP INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


BASIS OF PRESENTATION
---------------------

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission
(SEC), and should be read in conjunction with the audited financial statements and notes thereto contained in the 8K report and Nascents Wine Company (NCTW) annual report form 10KSB filed with the SEC as well as interim reports filed with form 10QSB. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessary indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for 2005 have been omitted.

Piancone Group International, Inc. ("the Company") was incorporated in the State of Nevada on January 24, 2001.

In December 2004 the Company merged all of the operations of Euro Cheese Co., USA, (Euro USA) into Piancone Group International, Inc. Euro USA transferred its shares in Euro Cheese Co. S.A. de C.V. (Euro Mexico) to the Company. The company disposed of the stock held in Euro USA on December 31, 2004.

Euro Mexico in May 2004 transferred its operations to US Alimentos Co. S. de R.L. de C.V. (Alimentos) a wholly owned subsidiary of the Company and became inactive.

During two years ended December 31, 2005, the Company acquired an investment in and disposed of US Hotel & Restaurant Supply Mexico S. de R.L. de C. V. (Hoteles)- Hoteles has not been included in the consolidated financial statements, as it was disposed of prior to the year end is inconsequential to the results.

DESCRIPTION OF BUSINESS
-----------------------

The Company operates a food wholesaling business in Mexico through Alimentos.

Alimentos is located in Tijuana and is very specialized niche food service distributor located within the frontier zone of Mexico offering 900 plus gourmet specialty food service items to the foodservice trade. Superior customer service, an excellent distribution network, and greater variety of top quality imported food products, supplies and equipment are featured.

The distribution center offer restaurants, hotels, bakeries, resorts, pizza shops, schools and other food service establishments the largest variety of products locally available, A customized order/shopping list for recurring customers makes it easier for orders to be taken by the experienced sales representatives.

The Company also operates as a broker for companies in Mexico financing purchases in the United States, receiving the merchandise and transporting it into Mexico.


3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   ------------------------------------------

PRINCIPLES OF CONSOLIDATION
---------------------------

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Alimentos and Euro Mexico.

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              PIANCONE GROUP INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


The financial statements have been consolidated with the parent company and all inter-company transactions and balances have been eliminated in consolidation.

REVENUE RECOGNITION
-------------------

The Company recognizes revenue when the earnings process is complete. This generally occurs when the products are shipped to the customer in accordance with terms of the agreement, title and risk of loss have been transferred, collection is reasonably assured, and pricing is fixed or determinable.

ALLOWANCE FOR DOUBTFUL ACCOUNTS
-------------------------------

The Company has not had sufficient experience with bad debts to establish a policy. However, the Company considers certain accounts to be in doubt and has provided an allowance of $22,577 at September 30, 2006.

INVENTORY
---------

Substantially all inventories consist of food products and related supply items for distribution to food service trade. Inventories are valued at cost, as determined by the first-in, first-out method; in the aggregate, such valuations are not in excess of market.

PROPERTY AND EQUIPMENT
----------------------

Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the assets, which is three to seven years.

IMPAIRMENT OF LONG-LIVED ASSETS
-------------------------------

The Company reviews the carrying values of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. No impairment losses were recorded in 2005 and 2004 or 2006.

USE OF ESTIMATES
----------------

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


INCOME TAXES
------------

Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

NET PROFIT PER SHARE
--------------------

In February 1997, the Financial Accounting Standards Board {FASB) issued SFAS No. 128 "Earnings Per Share" which requires the Company to present basic and diluted earnings per share, for all periods presented. The computation of profit per common share (basic and diluted) is based on the weighted average number of shares actually outstanding during the period. The Company has no common stock equivalents, which would dilute earnings per share.

FAIR VALUE OF FINANCIAL INSTRUMENTS
-----------------------------------

Financial instruments consist principally of cash and payables. The estimated fair value of these instruments approximate their carrying value.

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              PIANCONE GROUP INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


FOREIGN CURRENCY TRANSLATION
----------------------------

The Company translates the foreign currency financial statements of its foreign operations by translating balance sheet accounts at the appropriate historical or current exchange rate on the balance sheet date and the income statement accounts using the prevailing exchange rates at the transactions date. Translation gains and lasses are recorded in stockholders' equity and realized gains and losses are reflected in operations. The translation exchange gains
(loss) for the nine months ended September 30, 2006 was $98,737.

RECENT ACCOUNTING PRONOUNCEMENTS
--------------------------------

The Company has reviewed recent accounting pronouncements that have been adopted and have concluded that they will not have any material impact on its financial statements.

4.  INVESTMENT
    ----------

The Company has recognized an investment and corresponding income for the sale of its distribution rights for Miller Brewing Products in B.C. Mexico. The investment and gain have been recorded at the market price of the stock received or .45 cents per share of 17,500,000 shares received from Nascent Wine Company, a related party. (See note 10) The Company reviews its impairment of long lived assets annually and at September 30, 2006 the Company determined no impairment was necessary.

5.  GOING CONCERN
    -------------

The accompanying consolidated financial statements, which have been prepared in conformity with accounting principles generally accepted in the United States of America, contemplates the continuation of the Company as a going concern. However, on October 1 2006 the Company was acquired by a publicly traded enterprise and all operations merged with the acquiring company. No adjustments have been made to these financial statements to reflect that transaction.


6.  PROPERTY AND EQUIPMENT
    ----------------------

Property and equipment consist of the following:

                                                         2006
                                                      ----------   ----------
             Machinery and equipment                      20,699
             Transportation equipment                      6,500


                                                      ----------   ----------

             Total property and equipment                 27,199
             Less: accumulated depreciation                  663
                                                      ----------   ----------

             Net property and equipment               $   26,536
                                                      ==========   ==========


7.  CAPITAL STOCK
    -------------

COMMON STOCK
------------

Prior to the acquisition by the Company, Euro USA acquired Euro Mexico, a controlled company, by issuing 2,000,000 shares of its common stock to acquire the 2,000,000 outstanding shares of Euro Mexico and issued a note payable for $300,000 to a minority stockholder as a return of capital for dilution of equity (Note 2). The $300,000 note payable has an interest rate of 10% and is due on demand.

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              PIANCONE GROUP INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

During 2004 the Company issued 1,433,500 shares of common stock ($71,675) in order to secure loans.

In January 2004 the Company issued 100,000 shares of common stock ($65,000) and paid $65,000 to acquire an investment.

During 2004 the Company issued 37,500 shares of common stock ($1,875) for services.

In December 2004 the Company issued 300,000 shares of common stock ($142,135) to acquire fixed assets ($21,790), Inventory ($105,159) and accounts receivable ($15,186) from Sweet Specialties a distributor of candies.

During the year ended December 31, 2005 the Company issued 490,000 and 117,000 shares of common stock for services and to secure loans, respectively.

During the year ended December 31, 2005 the Company issued 1,000,000 shares of common stock as security for an account payable.

During the period ended September 30, 2006 the Company issued 5,549,169 and recinded 1,000,000 shares of stock. The issued shares were for services and debt reduction.

              PIANCONE GROUP INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


8.  INCOME TAXES
    ------------

The components of the deferred tax asset is as follows:

                                                     DECEMBER 31,   DECEMBER 31,
                                                        2005           2004
                                                      ---------      ---------
           Deferred tax assets:
           Net operating loss carry-forward           $ 950,000      $ 780,000
           Valuation allowance                         (950,000)      (780,000)
                                                      ---------      ---------
           Net deferred tax assets                    $      --      $      --
                                                      =========      =========

The Company had available approximately $2,600,000 and $2,000,000 of unused Federal and California net operating loss carry-forwards at December 31, 2005 and 2004, respectively, that may be applied against future taxable income. These net operating loss carry-forwards expire through 2024 and 2016 for Federal and State purposes, respectively. The State of California has suspended the use of net operating lasses for years ended December 31, 2002 and 2003. There is no assurance that the Company will realize the benefit of the net operating loss carry-forwards.

The Company has available approximately $1,200,000 of unused Mexico net operating loss carry-forwards at December 31, 2005, that may be applied against future taxable income. These net operating loss carry-forwards expire through 2014.

SFAS No. 109 requires a valuation allowance to be recorded when it is more likely than not that some or all of the deferred tax assets will not be realized. At December 31, 2004 and 2003, valuation allowances for the full amount of the net deferred tax asset were established due to the uncertainties as to the amount of the taxable income that would be generated in future years.

Reconciliation of the differences between the statutory tax rate and the effective income tax rate is as follows for the years ended December 31:

                                                         2005             2004
                                                       --------        --------

            Statutory federal tax (benefit) rate       (34.00%)        (34.00%)
            Statutory state tax (benefit) rate          (5.83%)         (5.83%)
            Statutory foreign tax (benefit) rate       (34.00%)        (34.00%)
            Effective tax rate                          34.00%          34.00%
            Valuation allowance                         39.83%          39.83%

                                                       --------        --------
           Effective income tax rate                       --              --
                                                       ========        ========

Mexico enacted a new income tax law on January 1, 2002. This law provides for a 1% annual reduction in the income tax rate beginning in 2003 to 34% and ending at a rate of 32% in 2005.

For the years ended December 31, 2005 and 2004, the Company did not incur an expense or benefit for employee statutory profit sharing as required by Mexico law.

For the period ended September 30 2006 there is no provision for income taxes on the net profit as the tax treatment of the gain on sale is materially different than financial statement treatment as detailed:

Net Profit Per Financial Statement                                  $ 6,669,399

Less income recognized by license sale                                7,875,000

Loss Per Tax Return                                                  (1,205,601)

The gain on sale of license has been recognized for financial statement purposes at the market price of shares received, which were restricted in nature. As these shares can not be traded their tax treatment value is less than market and hence there is no actual tax liability.


9.  OPERATING LEASES
    ----------------

              PIANCONE GROUP INTERNATIONAL. INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


OPERATING LEASES
----------------

The Company leases it facilities in Mexico and in San Diego, California. Net rental expense was $ 59,100 for the period ended September 30 2006.

              PIANCONE GROUP INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


10.  RELATED PARTY TRANSACTIONS
     --------------------------


The Company had the following loans from stockholders at September 30, 2006:

                                                      2006               2005
                                                   ----------         ----------

          Loans from stockholders                  $2,167,522          2,322,174

          Less: Current portion                     2,167,522          2,015,174
                                                   ----------         ----------

          Long term portion                        $       --            307,000
                                                   ==========         ==========

The loans have various due dates and contain interest rates ranging from 0% to 49%.

Included in Loans payable is $542,290 of a related party loan due to Nascent Wine Company, the acquiring company whose management and majority stockholders are the same as the Company. (See note 10)


                        LOAN PAYABLE
                        ------------
                        2006                                        $    542,290
                        LESS: CURRENT PORTION                       $    542,290


The Company entered into a related party transaction for the sale of its distribution rights as noted in note 4. The Company's major shareholders holding approximately 48% are the same shareholders owning approximately 38% of the purchaser, Nascent Wine Company.

11.  SUBSEQUENT EVENT
     ----------------

On October 1, 2006 the Company closed a transaction whereby it sold principally all its assets to Nascent Wine Company for 15,000,000 shares of fully paid restricted shares of the publicly traded company.